THE ADVISORS' INNER CIRCLE FUND II


REAVES SELECT RESEARCH FUND
CLASS A SHARES
PROSPECTUS                                                   MARCH 31, 2005

                                 [LOGO OMITTED]


                                               INVESTMENT ADVISER:

                                            W.H. REAVES &CO., INC.




     TheSecurities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
           Any representation to the contrary is a criminal offense.

  ABOUT THIS PROSPECTUS


     The Reaves Select Research Fund (Fund) is a separate series of The Advisors' Inner Circle Fund II (Trust), a mutual fund family that offers separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Class A Shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

     THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                           PAGE
    INVESTMENT STRATEGY AND PRINCIPAL RISKS .......................           1
    PERFORMANCE INFORMATION AND EXPENSES ..........................           3
    MORE INFORMATION ABOUT RISK ...................................           5
    MORE INFORMATION ABOUT FUND INVESTMENTS .......................           6
    INVESTMENT ADVISER ............................................           6
    PORTFOLIO MANAGERS ............................................           7
    HISTORICAL PERFORMANCE DATA OF THE ADVISER ....................           7
    PURCHASING AND SELLING FUND SHARES ............................          11
    OTHER POLICIES ................................................          18
    DISTRIBUTION OF FUND SHARES ...................................          20
    DIVIDENDS AND DISTRIBUTIONS ...................................          21
    TAXES .........................................................          21
    HOW TO OBTAIN MORE INFORMATION ABOUT THE
        REAVES SELECT RESEARCH FUND ...............................  BACK COVER

     REAVES SELECT RESEARCH FUND

FUND SUMMARY
--------------------------------------------------------------------------------

INVESTMENT GOAL                      Total return from income and capital growth

INVESTMENT FOCUS                     Common stock

SHARE PRICE VOLATILITY               Medium to High

PRINCIPAL INVESTMENT STRATEGY        Investing in securities of companies in the
                                     utilities and energy industries

INVESTOR PROFILE                     Investors who seek growth of capital and
                                     income and are willing to bear the risk of investing in equity securities in order to seek above-average gains

INVESTMENT STRATEGY
--------------------------------------------------------------------------------

     The Fund invests in securities of domestic and foreign public utility and energy companies. These include companies involved to a significant extent in providing products, services or equipment for (i) the generation, transmission or distribution of electricity, gas or water or (ii) telecommunications activities ("Utilities" or the "Utility Industry") as well as in companies involved in the discovery, development, production, generation, transmission, refinement, measurement, trading, marketing or distribution of energy ("Energy" or the "Energy Industry"). The Fund has adopted a policy to concentrate its investments (at least 25% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. The Fund considers a company to be involved to a significant extent in the Utilities Industry and/or the Energy Industry if at least 50% of its assets, gross income or profits are committed to or derived from activities in the areas described above. The Fund may also invest in municipal utility companies, including rural electric cooperatives and similar organizations. The Fund may utilize an active trading approach. The managers may sell a holding if its prospects for growth and income decline or when the managers deem it to be an unattractive investment.

PRINCIPAL RISKS OF INVESTING
--------------------------------------------------------------------------------

     A shareholder's investment in the Fund, like all mutual funds, is subject to the risk that the shareholder could lose money on his or her investment in the Fund. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

     Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

     To the extent that the Fund's investments are focused in issuers conducting business in the Utilities Industry and/or Energy Industry, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect these industries. Fluctuations in the value of securities of companies in the Utilities Industry and/or Energy Industry depend to a large extent on the price and supply of energy fuels. Many utility companies historically have been subject to risks of increases in fuel, power and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations.

     Although the Fund is diversified, its investment strategy often results in a relatively focused portfolio of stocks of companies that it believes hold the most total return potential. As a result, poor performance or adverse economic events, affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

     The small- and mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

     Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the

     Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

     Because of its active trading strategy the Fund's portfolio turnover rate and transaction costs will generally be higher than funds with less active trading strategies, which may lower fund performance and increase the likelihood of capital gain distributions.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     The Fund is new, and therefore, has no performance information.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

     THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                           CLASS A SHARES
---------------------------------------------------------------------------------------------------------------------------
      Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                     4.75%*
---------------------------------------------------------------------------------------------------------------------------
      Maximum Deferred Sales Charge (Load)
        (as a percentage of net asset value)                                    None*
---------------------------------------------------------------------------------------------------------------------------
      Maximum Sales Charge (Load) Imposed on Reinvested
        Dividends and Other Distributions (as a percentage
        of offering price)                                                      None
---------------------------------------------------------------------------------------------------------------------------
      Redemption Fee (as a percentage of amount redeemed, if applicable)**      None
---------------------------------------------------------------------------------------------------------------------------

       * This sales charge varies depending upon how much you invest. Class A purchases without an initial sales charge may be subject to a 1% contingent deferred sales charge if redeemed within 1 year of purchase. See
         "Contingent Deferred Sales Charges (CDSC) - Class A Shares."

      ** The Fund's transfer agent charges a $10 fee for each wire redemption.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                               CLASS A SHARES
--------------------------------------------------------------------------------
      Investment Advisory Fees                                      0.75%
      Distribution and Service (12b-1)Fees                          0.35%
      Other Expenses*                                               1.24%
                                                                   -----
      Total Annual Fund Operating Expenses**                        2.34%
--------------------------------------------------------------------------------

     *  Other Expenses are estimated.

     ** The Fund's adviser has voluntarily agreed to waive fees and to limit the expenses of the Fund to the extent necessary to keep total expenses from exceeding 1.65%. The adviser may discontinue all or part of this waiver at any time.

     For more information about Investment Advisory fees, see "Investment Adviser."

EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

     The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                     1 Year              3 Years
--------------------------------------------------------------------------------
      Class A Shares                 $628                $1,101

MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------

     The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

     The Fund has an investment goal and strategies for reaching that goal. The Fund's investment adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The investment adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

     The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

     EQUITY RISK -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

     FOREIGN SECURITY RISK -- Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS
--------------------------------------------------------------------------------

     This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

     The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Fund's adviser believes that the risk of loss outweighs the opportunity for growth of total return.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

     The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

     W.H. Reaves & Co., Inc. (Adviser), founded in 1961, serves as the investment adviser to the Fund. The Adviser's principal place of business is located at 10 Exchange Place, 18th Floor, Jersey City, New Jersey 07302. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% based on the average daily net assets of the Fund. The Adviser has voluntarily agreed to limit the total expenses of the Class A Shares of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.65% of its average net assets. To maintain this expense limit, the Adviser may waive a portion of its management fee and/or reimburse certain expenses of the Fund. The Adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. In addition, if at any point during the first three years of Fund operations it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may retain the difference between the "Total Annual Fund Operating Expenses" and 1.65% for the Class A Shares to recapture any of its prior waivers or reimbursements.

PORTFOLIO MANAGERS

     Mr. William A. Ferer has served as President and Director of Research of the Adviser since February 2003, after serving as Executive Vice President from November 1997 to February 2003 and Vice President from July 1987 to November 1997. Mr. Ferer has also served as a portfolio manager and analyst for the Adviser since 1987. He has co-managed the Fund since its inception. Mr. Ferer has more than 32 years of investment experience.

     Mr. William H. Reaves has served as Chairman and Chief Executive Officer of the Adviser since February 2003, after serving as President from February 1961 to February 2003. He has served as the senior co-manager of the Fund since its inception. Mr. Reaves has more than 50 years of investment experience.

     Mr. Ronald J. Sorenson has served as Executive Vice President and Chief Investment Officer of the Adviser since November 2002, after serving as Vice President from December 1991 to November 2002. He has co-managed the Fund since its inception. Mr. Sorenson has more than 20 years of investment experience.

HISTORICAL PERFORMANCE DATA OF THE ADVISER

     The following table gives the historical performance of a composite of actual, fee-paying, discretionary equity ERISA accounts (including designated cash reserves) with assets over $1 million (Equity Accounts), man aged by the Adviser since 1978, that have investment objectives, policies, strategies, and risks substantially similar to those of the Fund. Up to 15% of the composite portfolio may, at the portfolio manager's discretion, be invested in assets outside of the benchmark. The composite does not reflect all of the firm's assets under management. A complete list and description of the firm's composites are available upon request. The data illustrates the past performance of the Adviser in managing substantially similar accounts. The data does not represent the performance of the Fund. Performance is historical and does not represent the future performance of the Fund or of the Adviser.

     The manner in which the performance was calculated for the composite differs from that of a registered mutual fund such as the Fund. This composite performance data was calculated in accordance with the standards of the Association for Investment Management and Research (AIMR).* All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the Equity Accounts, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculation. Securities transactions were accounted for on the trade date, and accrual accounting was utilized. Cash and equivalents were included in the performance returns. The composite's dollar-weighted returns were calculated on a time-weighted basis, stated in U.S. dollars. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

     The Equity Accounts that are included in the composite are not subject to the same type of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the composite could have been adversely affected if the Equity Accounts in the composite were subject to the federal securities and tax laws.

     The investment results for the Adviser's composite presented below are not intended to predict or suggest the future returns of the Fund. The Fund has no performance record, and the performance data shown below should not be considered a substitute for the Fund's own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

                                     Adviser's Composite
     Time Period                      (equity and cash)                S&P 500(1)             S&P Utilities Index(2)
---------------------------------------------------------------------------------------------------------------------------
     Average Annual Returns (as of 12/31/03)
     1 Year                                 19.4%                         28.7%                        26.3%
     3 Year                                 -4.5%                         -4.1%                       -15.0%
     5 Year                                  2.4%                         -0.6%                        -2.2%
     10 Year                                 9.4%                         11.1%                         5.5%
     15 Year                                11.1%                         12.2%                         8.7%
     20 Year                                13.2%                         12.9%                        11.4%
     1/1/78 - 12/31/03(3)                   14.6%                         13.5%                        11.8%
     Cumulative Returns
     1/1/78 - 12/31/03(3)                 3360.0%                       2591.8%                      1737.1%

THE ADVISER'S COMPOSITE CHARACTERISTICS
(THROUGH DECEMBER 31, 2003)

                                No. of                Total              As a % of            Total Managed          Standard
     Year                      Accounts             (in $mil)           Total Managed          (in $ mil)          Deviation(4)
--------------------------------------------------------------------------------------------------------------------------------
     1978                         1                 $   1.4                 100%              $      1.4              0.00%
     1979                         1                     1.9                 100%                     1.9              0.00%
     1980                         1                     2.6                 100%                     2.6              0.00%
     1981                         6                    34.5                 100%                    34.5              5.05%
     1982                         8                    59.1                  91%                    64.9              1.46%
     1983                        11                    99.4                  97%                   102.5              0.90%
     1984                        13                   214.7                  98%                   219.1              1.00%
     1985                        17                   382.4                  90%                   424.9              0.77%
     1986                        18                   510.1                  81%                   629.8              0.83%
     1987                        19                   513.8                  80%                   642.3              0.41%
     1988                        20                   580.9                  81%                   717.2              0.27%
     1989                        22                   871.3                  79%                 1,012.9              0.65%
     1990                        20                   760.2                  67%                 1,134.6              0.56%
     1991                        22                   808.9                  69%                 1,172.3              0.43%
     1992                        19                   735.8                  72%                 1,021.9              1.07%
     1993                        19                   810.0                  72%                 1,125.0              0.34%
     1994                        18                   741.3                  76%                   972.0              0.52%
     1995                        15                   814.3                  68%                 1,190.5              0.33%
     1996                        15                   825.3                  69%                 1,192.8              0.30%
     1997                        13                   672.6                  61%                 1,098.0              0.58%
     1998                        11                   698.9                  59%                 1,205.9              0.35%
     1999                        11                   676.4                  59%                 1,142.6              0.77%
     2000                        10                   789.6                  59%                 1,337.5              1.17%
     2001                        10                   689.0                  59%                 1,174.6              0.85%
     2002                        10                   499.4                  54%                   931.3              1.04%
     2003                        10                   386.5                  41%                   932.9              2.37%

ANNUAL RETURNS

                    Adviser's Composite
     Year            (equity and cash)         S&P 500(5)      S&P Utilities(5)
--------------------------------------------------------------------------------
     1978                 -1.3%                    6.6%              -3.7%
     1979                 30.1%                   18.7%              13.5%
     1980                 34.5%                   32.5%              15.2%
     1981                 11.7%                   -4.9%              11.9%
     1982                 13.0%                   21.4%              26.4%
     1983                 34.1%                   22.4%              20.1%
     1984                 25.6%                    6.1%              25.9%
     1985                 34.9%                   31.6%              32.8%
     1986                 26.2%                   18.6%              28.4%
     1987                 -0.4%                    5.1%              -2.9%
     1988                 15.0%                   16.1%              18.2%
     1989                 38.7%                   31.5%              47.0%
     1990                 -2.4%                   -3.1%              -2.6%
     1991                 12.1%                   30.5%              14.5%
     1992                 12.1%                    7.6%               8.3%
     1993                 15.8%                   10.1%              14.4%
     1994                 -3.3%                    1.3%              -7.9%
     1995                 34.7%                   37.6%              41.1%
     1996                 10.1%                   23.0%               3.1%
     1997                 28.3%                   33.4%              24.7%
     1998                 18.4%                   28.6%              14.8%
     1999                  2.8%                   21.0%              -8.9%
     2000                 25.8%                   -9.1%              59.7%
     2001                 -9.5%                  -11.9%             -30.4%
     2002                -19.3%                  -22.1%             -30.0%
     2003                 19.4%                   28.7%              26.3%

     * AIMR is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. AIMR offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. The Adviser has prepared and presented this report in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(R)), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS(R)). AIMR has not been involved in the preparation or review of this report.

     (1) The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The index does not reflect investment management fees, brokerage commissions, and other expenses associated with investing in equity securities. Source of the S&P index data is Standard & Poor's Micropal, Inc.

     (2) The S&P Utilities Index is an unmanaged index generally representative of the U.S. market for utility stocks. The index does not reflect the investment management fees, brokerage commissions, and other expenses associated with investing in equity securities. Source of the S&P index data is Standard & Poor's Micropal, Inc.

     (3) The Adviser's composite began on January 1, 1978. Results are net of fees.

     (4) Asset-Weighted Net of Fees.

     (5) Source of the S&P index data is Standard & Poor's Micropal, Inc. The indices do not reflect investment management fees, brokerage commissions, and other expenses associated with investing in equity securities.

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

     This section tells you how to purchase and sell (sometimes called "redeem") Class A Shares of the Fund.

     Class A Shares of the Fund are for individual and retail customers.

HOW TO PURCHASE FUND SHARES

     To purchase shares directly from the Fund, complete and send in the application. If you need an application or have questions, please call 1-866-342-7058.

     All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by third-party or credit card checks.

     You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

     The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading."

     The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

     REGULAR MAIL ADDRESS
     Reaves Select Research Fund
     P.O. Box 219009
     Kansas City, MO 64121-9009

     EXPRESS MAIL ADDRESS
     Reaves Select Research Fund
     430 W. 7th Street
     Kansas City, MO 64105

BY WIRE

     To open an account by wire, first call 1-866-342-7058 for details. To add to an existing account by wire, wire your money using the instructions set forth below (be sure to include the Fund name and your account number).

     WIRING INSTRUCTIONS
     United Missouri Bank
     ABA #101000695
     Reaves Funds
     DDA Account #9870523965
     Ref: account number/wire control number

GENERAL INFORMATION

     You may purchase shares by mail or wire on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

     The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund receives your purchase order.

     The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern
     Time). For you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW THE FUND CALCULATES NAV

     NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

     In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

     The Fund holds securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the Fund's NAV may change on days when you cannot purchase or sell Fund shares.

MINIMUM PURCHASES

     To purchase Class A Shares of the Fund for the first time, you must invest at least $1,000. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts at its discretion.

SALES CHARGES
--------------------------------------------------------------------------------

FRONT-END SALES CHARGES - CLASS A SHARES

     The offering price of Class A Shares is the NAV next calculated after the Fund receives your request, plus the front-end sales charge.

     The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

                                                                      Your
                                                Your Sales        Sales Charge
                                               Charge as a       as a Percentage
                                              Percentage of       of Your Net
     Your Investment is:                      Offering Price       Investment
--------------------------------------------------------------------------------
     Less than $100,000                           4.75%              4.99%
     100,000 but less than $250,000               3.50%              3.63%
     $250,000 but less than $500,000              2.50%              2.56%
     $500,000 but less than $1,000,000            2.00%              2.04%
     $1,000,000 and over*                         None               None

     * Even though you do not pay a sales charge on purchases of $1,000,000 or more of Class A Shares, these purchases may be subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. See "Contingent Deferred Sales Charges (CDSC) - Class A Shares."

     You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in personal or retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. The Fund or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding

     Fund shares held at all financial intermediaries by you and members of your immediate family. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced.

WAIVER OF FRONT-END SALES CHARGE - CLASS A SHARES

     Certain investors may be eligible for a waiver of the sales loads due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments. The front-end sales charge will be waived on Class A Shares purchased:

     o   through reinvestment of dividends and distributions;

     o   through a W.H. Reaves & Co., Inc. asset allocation account;

     o by persons repurchasing shares they redeemed within the last 30 days (see Repurchase of Class A Shares);

     o by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 30 days of such redemption, provided that, the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

     o by directors, employees and retirees of W.H. Reaves & Co., Inc. and its affiliates, and two generations of their respective ascendants, descendants, siblings and spouses;

     o   by Trustees and officers of The Advisors' Inner Circle Fund II;

     o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the distributor or otherwise, do not receive any portion of the front-end sales charge.

REPURCHASE OF CLASS A SHARES

     You may repurchase any amount of Class A Shares of the Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 30 days of your redemption. In addition, you must notify your investment professional or institution when you send in your purchase order that you are repurchasing shares. Consult your tax advisor regarding special rules that may apply if you recognize a loss on your original redemption.

REDUCED SALES CHARGES - CLASS A SHARES

     RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A trust purchasing shares for the same trust account, trust or estate also may use this right of accumulation. The Fund will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

     LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, shares of the Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

     You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5.0% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

     COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

CONTINGENT DEFERRED SALES CHARGES (CDSC) - CLASS A SHARES

     If you invest $1 million or more in a single purchase, you are able to purchase Class A Shares without an initial sales charge. However, if you sell (redeem) these shares within 1 year of purchase, you may have to pay a contingent deferred sales charge (CDSC) of 1% based on your original purchase price for the shares. For purposes of calculating the CDSC, the start of the 1-year holding period is the first day of the month in which the purchase was made. The Fund will use the "first-in, first-out" (FIFO) method when taking the CDSC. You do not have to pay this CDSC if your financial intermediary has made arrangements with the distributor and agrees to waive the commission.

IF YOU SELL YOUR CLASS A SHARES:

     The CDSC will be waived if you sell your Class A Shares for the following reasons:

     o   to make certain withdrawals from a retirement plan (not including
         IRAs); or

     o   because of death or disability.

GENERAL INFORMATION ABOUT SALES CHARGES
--------------------------------------------------------------------------------

     Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares of the Fund you buy.

     From time to time, some financial institutions, including brokerage firms affiliated with the Adviser, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

     The distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the distributor from any sales charge it receives or from any other source available to it. Under any such program, the distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

     Information regarding the Fund's sales charges may be obtained free of charge by calling toll-free 1-866-342-7058 (please note that the Fund does not have a website).

HOW TO SELL YOUR FUND SHARES
--------------------------------------------------------------------------------

     If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-866-342-7058.

     If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

     If you would like to close your account, or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a Medallion signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). In addition, you will need to provide a Medallion signature guarantee for wire redemptions made within 30 days of changing your bank account information and for check redemptions made within 30 days of changing your mailing address. A Medallion Guarantee is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees a signature is original and authentic.

     The sale price of each share will be the NAV next determined after the Fund (or an authorized broker) receives your request.

RECEIVING YOUR MONEY

     Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

     The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (or for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). If your shares are redeemed in kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them. The Fund may also redeem in kind to discourage short-term trading of shares.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

     If your account balance drops below $500 because of redemptions you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

     The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

     Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES
--------------------------------------------------------------------------------

EXCESSIVE TRADING

     The Fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of the Fund can disrupt portfolio investment strategies and may increase expenses for all shareholders, including long-term shareholders who do not generate these costs.

     The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund reasonably believes that the trading activity in the account(s) would be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's Adviser believes that it would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

     The Fund and/or its service providers currently undertake a variety of measures designed to help detect market timing activity including monitoring shareholder transaction activity and cash flows. The trading history of accounts under common ownership or control may be considered in enforcing these policies. Despite these measures, however, the Fund and/or its service providers may not be able to detect or prevent all instances of short-term trading. For example, the Fund may not have sufficient information regarding the beneficial ownership of shares owned through financial intermediaries or other omnibus-type account arrangements to enforce these policies.

CUSTOMER IDENTIFICATION AND VERIFICATION

     Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

     What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

     The Fund is required by law to reject your new account application if the required identifying information is not provided.

     In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

     Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund your application will be rejected.

     Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined.

     However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

     Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISTRIBUTION OF FUND SHARES

     The Fund has adopted a distribution plan for Class A Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee for Class A Shares is 0.35%.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     The Fund distributes its net investment income quarterly and the Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

     You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES
--------------------------------------------------------------------------------

     PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

     The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

     Each sale or exchange of Fund shares may be a taxable event. The gain or loss on the sale or exchange of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.

     MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                           REAVES SELECT RESEARCH FUND

INVESTMENT ADVISER
W.H. Reaves & Co., Inc.
10 Exchange Place
18th Floor
Jersey City, New Jersey 07302

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI includes detailed information about the Fund and The Advisors' Inner Circle Fund II. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

TO OBTAIN AN SAI OR MORE INFORMATION:

BY TELEPHONE: 1-866-342-7058

BY MAIL:   Reaves Select Research Fund
           P.O. Box 219009
           Kansas City, MO 64121-9009

FROM THE SEC: You can also obtain the SAI, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Advisors' Inner Circle Fund II's Investment Company Act registration number is 811-07102.


                                                                 WHR-PS-002-0100